                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-92449 and 333-10041) of Catalyst Semiconductor, Inc. of our report dated May 22, 2002 relating to the financial statements and financial statement schedule, which appear in this Form 10-K.



/s/ PricewaterhouseCoopers LLP


San Jose, California
July 25, 2002